PREPAYMENTS, NET	12 Months Ended
Dec. 31, 2023
Prepayments Net
PREPAYMENTS, NET

7. PREPAYMENTS, NET

Prepayments, net consist of the following:

	December 31,	December 31,
	2023	2022

Prepayments	$36,588	$19,464
Prepaid research and development expenses	2,388,435	61,370
Other	—	2,495,570
Total prepayments, net	$2,425,023	$2,576,404

	December 31,	December 31,
	2023	2022

Prepayments - current	$464,129	$503,911
Prepayments - non-current	10,212,984	10,353,273
doubtful accounts - current	(427,541)	(423,077)
Impairment loss	(7,824,549)	(7,857,703)
Total prepayments, net	$2,425,023	$2,576,404

Movements of allowance for doubtful accounts and impairment loss are as follows:

Beginning balance	$8,280,780	$9,040,265
Addition	110,015	4,925
Exchange rate effect	(138,705)	(764,410)
Ending balance	$8,252,090	$8,280,780